Exhibit 10.31

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (“Agreement”) dated as of January 17, 2017 (“Effective Date”) is by and among Patterson-UTI Energy, Inc., a Delaware corporation (“Borrower”), the subsidiaries of the Borrower party hereto (together with the Borrower, the “Loan Parties”), the Lenders party hereto (as defined below), and Wells Fargo Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, as the issuer of letters of credit under the Credit Agreement referred to below (in such capacity, an “L/C Issuer”), and as  the swing line lender under the Credit Agreement referred to below (in such capacity, the “Swing Line Lender”).

RECITALS

A.Reference is hereby made to that certain Credit Agreement dated as of September 27, 2012 among the Borrower, the Administrative Agent, each L/C Issuer, the Swing Line Lender and the financial institutions party thereto from time to time, as lenders (the “Lenders”), as amended by that certain Amendment No. 1 to Credit Agreement dated as of January 9, 2015 and Amendment No. 2 to Credit Agreement dated as of July 8, 2016, each among the Borrower, subsidiaries of the Borrower party thereto, the Administrative Agent, each L/C Issuer, the Swing Line Lender and the financial institutions party thereto (as so amended, the “Credit Agreement”).

B.The Borrower has requested that the Lenders make certain amendments to the Credit Agreement, subject to the terms and conditions set forth herein.

Now Therefore, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms; Interpretation and Provisions.  As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Credit Agreement, as amended hereby, and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, as amended hereby, unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term “including” means “including, without limitation”.  Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement

Section 2.Amendments to Credit Agreement.

(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

“Seventy Seven Energy Acquisition” means the acquisition of Seventy Seven Energy Inc., a Delaware corporation, by the Borrower pursuant to that certain Agreement and Plan of Merger dated as of December 12, 2016, by and among the Borrower, Seventy Seven Energy Inc. and Pyramid Merger Sub, Inc.

(b)Section 1.1 of the Credit Agreement is hereby amended by restating the definition of “Consolidated EBITDA” with the following:

“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes (including state franchise taxes based on income or similar taxes based on income) payable by the Borrower and its Subsidiaries for such period, (iii) depreciation, depletion, amortization and impairment expense, (iv) any non-recurring transaction costs and expenses incurred during such period in connection with the Seventy Seven Energy Acquisition and (v) other expenses of the Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period and minus (b) to the extent included in calculating such Consolidated Net Income, all non-cash items increasing Consolidated Net Income for such period.  For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters, if the Borrower or any Subsidiary has had a material acquisition or disposition during such period, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such material acquisition or disposition had occurred on the first day of such period. When determining pro forma Consolidated EBITDA with respect to the Seventy Seven Energy Acquisition, all restructuring charges, fees and expenses incurred in connection with the Chapter 11 bankruptcy cases of Seventy Seven Energy Inc. and its Subsidiaries in the United States Bankruptcy Court for the District of Delaware shall, to the extent deducted in calculating Consolidated Net Income, be added back to Consolidated EBITDA.

(c)Exhibit C to the Credit Agreement (Form of Compliance Certificate) is hereby deleted in its entirety and replaced with Exhibit C attached hereto.

Section 3.Loan Parties’ Representations and Warranties.  The Borrower acknowledges, represents, warrants and agrees as to itself and all other Loan Parties, and each other Loan Party acknowledges, represents, warrants and agrees as to itself, that: (a) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date and on the date hereof as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) the execution, delivery and performance of this Agreement are within the limited liability company or corporate power and authority of such Loan Party and have been duly authorized by appropriate limited liability company and corporate action and proceedings; (c) this Agreement constitutes the legal, valid, and binding obligation of such Loan Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, and no portion of the Obligations are subject to avoidance, subordination, recharacterization, recovery, attack, offset, counterclaim, or defense of any kind; (d) there are no governmental or other third party consents, licenses and approvals required to be made or obtained by it in connection with its execution, delivery, performance, validity and enforceability of this Agreement; (e) no Defaults or Events of Default shall have occurred and be continuing; and (f) since the date of the financial statements most recently delivered pursuant to Section 6.01(a) of the Credit Agreement, there has

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been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

Section 4.Conditions to Effectiveness.  This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)the receipt by the Administrative Agent of multiple original counterparts of this Agreement executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Required Lenders; and

(b)evidence satisfactory to the Administrative Agent of the payment in full by the Borrower of all the fees and expenses required to be paid as of or on the Effective Date by Section 10.04 of the Credit Agreement or any other provision of a Loan Document to the extent invoiced prior to the Effective Date.

Section 5.Acknowledgments and Agreements.

(a)Each Loan Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Loan Party waives any defense, offset, counterclaim or recoupment with respect thereto.  The Administrative Agent, each L/C Issuer, the Swing Line Lender and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents.  Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, each L/C Issuer, the Collateral Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, each L/C Issuer, the Swing Line Lender or any Lender to collect the full amounts owing to them under the Loan Documents.

(b)The Borrower, each Guarantor, Administrative Agent, each L/C Issuer, Swing Line Lender and each Lender does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the Guaranty, are not impaired in any respect by this Agreement.

(c)From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean the Credit Agreement and such Loan Documents as amended by this Agreement.

(d)This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.

Section 6.Reaffirmation of the Guaranty.  Each Guarantor party hereto hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with

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the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 7.Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Agreement may be executed by facsimile signature or other electronic imaging means, and all such signatures shall be effective as originals.

Section 8.Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 9.Severability.  In case one or more provisions of this Agreement or the other Loan Documents shall be invalid, illegal or unenforceable in any respect under any applicable Legal Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

Section 10.Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York; provided that, the Administrative Agent, each L/C Issuer, the Swing Line Lender and each Lender shall retain all rights arising under applicable federal law.

Section 11.ENTIRE AGREEMENT.  THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized effective as of the Effective Date.

BORROWER:

PATTERSON-UTI ENERGY, INC.

By: /s/ John E. Vollmer III

John E. Vollmer III

Senior Vice President—Corporate Development, Chief Financial Officer and Treasurer

GUARANTORS:

PATTERSON PETROLEUM LLC

PATTERSON-UTI DRILLING COMPANY LLC

PATTERSON-UTI MANAGEMENT SERVICES, LLC

UNIVERSAL WELL SERVICES, INC.

UNIVERSAL PRESSURE PUMPING, INC.

DRILLING TECHNOLOGIES 1 LLC

DRILLING TECHNOLOGIES 2 LLC

WARRIOR RIG TECHNOLOGIES US LLC

Each by:/s/ John E. Vollmer III

John E. Vollmer III

Senior Vice President—Corporate Development, Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT/LENDER/L/C ISSUER/SWING LINE LENDER/LENDERS:

WELLS FARGO BANK, N.A.,
as the Administrative Agent, an L/C Issuer, the Swing Line Lender and a Lender

By: /s/ Christina Faith

Name:  Christina Faith

Title:  Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

as a Lender

By:/s/ Stephen W. Warfel

Name: Stephen W. Warfel

Title:   Managing Director

COMERICA BANK,

as a Lender

By: /s/ Bradley Kuhn

Name: Bradley Kuhn

Title:  Assistant Vice President

U.S. BANK, NATIONAL ASSOCIATION,

as a Lender

By: /s/ Patrick Jeffrey

Name: Patrick Jeffrey

Title:   Vice President

BANK OF AMERICA, N.A.,

as a Lender and an L/C Issuer

By: /s/ Tyler Ellis

Name:  Tyler Ellis

Title:    Director

HSBC BANK USA, N.A.,

as a Lender

By: /s/ Michael Bustios

Name: Michael Bustios

Title:  Vice President, 20556

SUMITOMO MITSUI BANKING CORPORATION,

as a Lender

By: /s/ James D. Weinstein

Name:  James D. Weinstein

Title:     Managing Director

THE BANK OF NOVA SCOTIA,

as a Lender

By: /s/ Mark Sparrow

Name:  Mark Sparrow

Title:     Director

ZB, N.A. dba AMEGY BANK,

as a Lender

By: /s/ Michael Threadgill

Name:  Michael Threadgill

Title:    Assistant Vice President

BOKF, NA dba BANK OF TEXAS,

as a Lender

By: /s/ Marian Livingston

Name:  Marian Livingston

Title:     Senior Vice President

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:  __________________

To:Wells Fargo Bank, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of September 27, 2012 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Patterson-UTI Energy, Inc., a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto, and Wells Fargo Bank, N.A., as Administrative Agent and an L/C Issuer.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _____________________________________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.[Attached hereto are] or [The Borrower has submitted or is submitting on this date pursuant to Section 6.01(a) of the Agreement the following:] the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date and the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.[Attached hereto are] or [The Borrower has submitted or is submitting on this date pursuant to Section 6.01(b) of the Agreement the following:] the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date.  Such financial statements fairly present the financial condition, results of operations, shareholders' equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

Exhibit C

3.A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it.]

--or—

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered, [except as follows: _______________].

5.The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Certificate.

6.Each Domestic Subsidiary (other than any Excluded Subsidiary) existing as of the date of this Certificate has executed and delivered to the Administrative Agent a Guaranty (or such other document as the Administrative Agent has requested to cause such Domestic Subsidiary to become a Guarantor), and such other documents as are required by Section 6.12 of the Agreement.

Exhibit C

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _____________________.

PATTERSON-UTI ENERGY, INC.,

a Delaware corporation, as Borrower

By:

Name:

Title:

Exhibit C

For the Quarter/Year ended ___________________("Statement Date")

SCHEDULE 1
to the Compliance Certificate
($ in 000's)

I. Section 7.10(a) –Debt to Capitalization Ratio.
A. Consolidated Funded Indebtedness:
1. Obligations for borrowed money:	$
2. Reimbursement obligations arising under letters of credit, bankers' acceptances, bank guaranties, surety bonds, and similar instruments:	$

3.  Obligations to pay deferred purchase price of property or services (other than trade accounts payable to a Person (i) in the United States or Canada, if not past due for more than 60 days or (ii) in any other country, if not past due for more than 120 days):

$
4. Indebtedness secured by a Lien on property owned or being purchased by the Borrower or its Subsidiaries:	$
5. Capital leases:	$
6. Obligations in respect of any forward sale of production for which payment is received in advance, other than on ordinary trade terms:	$

7. Obligations to purchase, redeem, or otherwise make any payment in respect of any Equity Interest, on a date certain and not subject to any contingencies, or at the option of the holder of such Equity Interest:

$
8. Guaranty obligations in respect of the foregoing:	$
9. Consolidated Funded Indebtedness (the sum of I.A.1 through I.A.8):	$
B. Total Capital
1. Consolidated Funded Indebtedness (I.A.9):	$
2. Consolidated Net Worth:	$
3. Total Capital (I.B.1 + I.B.2):	$
C. Debt to Capitalization Ratio ((I.A.9 ÷ I.B.3) x 100):	%
Maximum allowed:	40%

Schedule 1 to Exhibit C

II. Section 7.10(b) – Interest Coverage Ratio.
A. Consolidated EBITDA for four consecutive fiscal quarters ending on above date ("Subject Period"):
1. Consolidated Net Income for Subject Period:	$
2. Consolidated Interest Charges for Subject Period:	$
3. Income taxes for Subject Period (including state franchise taxes based on income or similar taxes based on income):	$
4. Depreciation, depletion, amortization and impairment expenses for Subject Period:	$
5. Non-recurring transaction costs and expenses incurred during Subject Period in connection with the Seventy Seven Energy Acquisition:	$

6.  Non-cash reductions of Consolidated Net Income for Subject Period:

[List specific non-cash items that may apply, such as stock-based compensation, dry hole and abandonment, and gains on asset disposals/retirements]

[____________________________]:

[____________________________]:

[____________________________]:

Total non-cash reductions of Consolidated Net Income:

$ $ $] $ $
7. Non-cash additions to Consolidated Net Income for Subject Period:	$
8. Consolidated EBITDA (II.A.1 + II.A.2 + II.A.3 + II.A.4 + II.A.5 + II.A.6 – II.A.7):	$
B. Consolidated Interest Charges for Subject Period:
1. Interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money or in connection with the deferred purchase price of assets:	$
2. Rent expenses under capital leases treated as interest in accordance with GAAP:	$
3. Consolidated Interest Charges (II.B.1 + II.B.2):	$

Schedule 1 to Exhibit C

C. Interest Coverage Ratio (II.A.7 ÷ II.B.3):	___ to 1
Minimum required:	3.00 to 1

Schedule 1 to Exhibit C